Exhibit 99.1

Eastern Insurance Holdings, Inc. Eastern Alliance Insurance Group Eastern Life & Health Insurance Company Employers Alliance, Inc.

DATE:	August 29, 2008	FINANCIAL CONTACT:
Kevin Shook, Treasurer and Chief Financial Officer
(717) 735-1660
kshook@eains.com

FOR IMMEDIATE RELEASE

EASTERN INSURANCE HOLDINGS, INC.

ANNOUNCES QUARTERLY DIVIDEND

(Lancaster, PA) – Eastern Insurance Holdings, Inc. (NASDAQ: EIHI) (“EIHI,” the “Company”) announced today that its board of directors has authorized a $0.07 per share quarterly cash dividend on its issued and outstanding shares of common stock, payable September 26, 2008 to shareholders of record at the close of business on September 12, 2008.

EIHI is the parent company of Eastern Life and Health Insurance Company (“Eastern Life and Health”), which converted from mutual to stock form on June 16, 2006. The Pennsylvania Insurance Department’s order approving the conversion prohibits both Eastern Life and Health and EIHI from making any distribution to shareholders without prior Pennsylvania Insurance Department approval for a period of three years. EIHI sought and received Pennsylvania Insurance Department approval for this quarterly dividend. It is the present intent of EIHI to seek approval from the Pennsylvania Insurance Department for future quarterly dividends during the remaining 9 months that it is subject to this Pennsylvania Insurance Department order if economic conditions and EIHI’s financial performance warrant. No assurance can be given, however, that any such permission, if sought, will be received.

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The Eastern Alliance Insurance Building · 25 Race Avenue · P.O. Box 83777 · Lancaster, PA 17608-3777

888.654.7100 · Fax 717.399.3781 · www.easterninsuranceholdings.com · www.eains.com · www.elhins.com

August 29, 2008	EIHI Announces Quarterly Dividend

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a domestic life and health insurance company, an offshore specialty reinsurance company and a third-party claims administration company.

EIHI is located at 25 Race Avenue in Lancaster, Pennsylvania. EIHI’s Web address is http://www.easterninsuranceholdings.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, therefore no assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. These forward-looking statements include statements with respect to strategies, goals, beliefs, expectations, intentions, results of operations, future performance and business of EIHI. Numerous competitive, economic, regulatory, legal, technological and other factors could cause financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. EIHI cautions that the foregoing factors are not all inclusive. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. EIHI does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the company. This press release also does not constitute an

August 29, 2008	EIHI Announces Quarterly Dividend

offer to sell, or a solicitation of an offer to buy, EIHI securities. Such an offer will be made only by means of a prospectus.

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